UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014 (January 29, 2014)

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	001-35587 (Commission File Number)	27-2249687 (I.R.S. Employer Identification No.)

1000 Winter Street Suite 3300 Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01              Entry into a Material Definitive Agreement.

On January 29, 2014, TESARO, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Leerink Partners LLC, BMO Capital Markets Corp., and Robert W. Baird & Co. Incorporated (the “Underwriters”) relating to the issuance and sale of 3,200,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”).  The closing of the sale of the Shares occurred on February 4, 2014, at a purchase price per share paid to the Company of $29.61 (the offering price to the public of $31.50 per share minus the Underwriters’ discount of $1.89 per share).  Pursuant to the Underwriting Agreement, the Company has granted the Underwriters an option to purchase up to an additional 480,000 shares of Common Stock to cover over-allotments for a period of 30 days from the date of the Underwriting Agreement.

The Underwriting Agreement includes certain customary representations, warranties, and covenants by the Company, and it provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make because of any of those liabilities. The representations, warranties, and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Shares were offered and sold pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-189718), previously filed with the Securities and Exchange Commission (“SEC”), including a final prospectus supplement to the prospectus contained therein filed with the SEC on January 30, 2014.  The legal opinion of Hogan Lovells US LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2014, between the Company and the Underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

	By:	/s/ Edward C. English
Edward C. English
Vice President of Finance and Administration
Dated: February 4, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 29, 2014, between the Company and the Underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).